Exhibit 10.3

GENERAL RELEASE OF ALL CLAIMS

THIS GENERAL RELEASE OF ALL CLAIMS is entered into as of the 30th day of April, 2004, by and among Pinetree (Barbados) Inc., a corporation formed under the laws of Barbados (“Pinetree”), on the one hand, and Solomon Technologies, Inc., a Delaware corporation (“Solomon”), and Town Creek Industries, Inc., a Maryland corporation and wholly owned subsidiary of Solomon (“TCI”), on the other hand.

WITNESSETH

WHEREAS, pursuant to the Memorandum of Understanding dated as of July 31, 2003, by and among Pinetree, Solomon and TCI (the “MOU”), Solomon executed and delivered to Pinetree a Secured Convertible Promissory Note in the original principal amount of U.S. $572,490.22 due May 31, 2004 (the “Secured Note”) and a Convertible Note Security Agreement, (the “Solomon Security Agreement”), and TCI executed and delivered a Security Agreement (the “TCI Security Agreement”); and

WHEREAS, pursuant to the MOU, Pinetree and TCI executed and delivered a Non-Disclosure Agreement (the “TCI Non-Disclosure Agreement”), and Pinetree and Solomon executed and delivered a Non-Disclosure Agreement (the “Solomon Non-Disclosure Agreement”), and

WHEREAS, pursuant to the MOU, Pinetree Capital Corp., a corporation formed under the laws of Ontario (“Pinetree Parent”), and Genevest, Inc., a corporation formed under the laws of Ontario and a sister entity to Pinetree Parent, on the one hand, and Solomon and TCI, on the other hand, executed and delivered a General Release of All Claims (the “2003 Release”); and

WHEREAS, Solomon, TCI and Pinetree entered into an agreement dated December 12, 2003, providing for, among other matters, amendments to the Convertible Note (the “Extension Agreement”); and

WHEREAS, pursuant to the Extension Agreement, Solomon granted Pinetree a common stock purchase warrant dated December 12, 2003 to purchase 50,000 shares of common stock of Solomon (the “Extension Warrant”) and certain registration rights under a registration rights agreement dated December 12, 2003 (the “Extension Registration Rights Agreement”); and

WHEREAS, Solomon and Pinetree, as of the date of this Release, have closed the transactions contemplated by the Securities Purchase Agreement, by and between Solomon and Pinetree dated April 15, 2004 (the “Purchase Agreement”); and

WHEREAS, pursuant to the Purchase Agreement, Pinetree is willing to enter into this Release.

NOW THEREFORE, in consideration of the premises, and of the mutual promises and undertakings of the parties, all as set forth herein, the adequacy of which is hereby acknowledged and with the intention of being legally bound hereby, the parties hereto agree as follows:

SECTION 1. Release

1.1 Release of Solomon and TCI. As a material inducement to Solomon and TCI to enter into, and close the transactions contemplated by, the Purchase Agreement, Pinetree (a) except for the obligations of Solomon and TCI pursuant to the 2003 Release, the Extension Warrant, the Extension Registration Rights Agreement or the Purchase Agreement and this Release, do hereby remise, release, acquit, satisfy and forever discharge Solomon and TCI and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accounting, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, which Pinetree has by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Release with respect to any matters, transactions, occurrences, agreement, actions, or events arising out of, in connection with or relating to any and all dealings, transactions, matters or occurrences between Solomon and/or TCI, on the one hand, and Pinetree or its affiliates, on the other hand, including but not limited to the Secured Note, the Solomon Security Agreement and the TCI Security Agreement; and (b) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Solomon and TCI, or any of their past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. Pinetree expressly acknowledges and agrees that Solomon’s and TCI’s consent to enter into this Release shall not be construed as an admission of wrongdoing, liability or culpability on the part of Solomon or TCI or the existence of any claims of Pinetree against Solomon or TCI.

1.2 Release of Pinetree. As a material inducement to Pinetree to enter into, and close the transactions contemplated by, the Purchase Agreement, Solomon and TCI (a) except for the obligations of Pinetree pursuant to the 2003 Release, the Extension Warrant, the Extension Registration Rights Agreement, the Solomon Non-Disclosure Agreement, the TCI Non-Disclosure Agreement, the Purchase Agreement and this Release, do hereby remise, release, acquit, satisfy and forever discharge Pinetree and all of its past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns, from any and all manner of debts, accounting, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, which Solomon or TCI have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Release with respect to any matters, transactions, occurrences, agreement, actions, or events arising out of, in connection with or relating to any and all dealings, transactions, matters or occurrences between Pinetree, on the one hand, and Solomon and/or TCI, on the other hand, including but not limited to the Secured Note, the Solomon Security Agreement, the TCI Security Agreement; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against Pinetree, or any of its past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action. Solomon and TCI each expressly acknowledge and agree that Pinetree’s consent to enter into this Release shall not be construed as an admission of wrongdoing, liability or culpability on the part of Pinetree or the existence of any claims of Solomon or TCI against Pinetree.

SECTION 2. Miscellaneous

2.1 Governing Law; Exclusive Jurisdiction. This Release shall be governed by the laws of the State of Delaware, without regard to the conflict of laws provisions thereof. Solomon, TCI and Pinetree each irrevocably consent to the exclusive jurisdiction of the State of New York and the United States District Court for the Southern District of New York, in any and all actions and proceedings whether arising hereunder or under this Release.

2.2 Advice of Counsel. Each of the undersigned acknowledges that it has consulted with independent legal counsel concerning this Agreement and knowingly and voluntarily hereby waives the rights described herein or affected hereby.

IN WITNESS WHEREOF, the parties hereto have caused this General Release of All Claims to be executed effective as of the day and year first written above.

PINETREE (BARBADOS) INC.

/s/ DR. J. GORDON MURPHY
By: Dr. J. Gordon Murphy
Title: President

SOLOMON TECHNOLOGIES, INC.

/s/ DAVID E. TETHER
By: David E. Tether
Title: President and CEO

TOWN CREEK INDUSTRIES, INC., a wholly owned subsidiary of Solomon Technologies, Inc.

/s/ DAVID E. TETHER
By: David E. Tether
Title: President

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